SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C. 20549

                                   FORM 8-K
                                CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported): April 10, 2001

                    DISCOVERY CAPITAL FUNDING CORPORATION
              (Exact name of registrant as specified in its charter)

      Delaware                    0-31453              23-3048627
    (State or other          (Commission File        (I.R.S. Employer
    jurisdiction of               Number)            Identification No.)
    incorporation)

                        3 Broad Street, Suite 300
                     Charleston, South Carolina 29401
           (Address of principal executive offices) (Zip Code)

                             (843) 534-1330
            (Registrant's telephone number, including area code)

Item 1.     Changes in Control of Registrant.

Not Applicable.

Item 2.     Acquisition Or Disposition Of Assets.

Not Applicable.

Item 3.     Bankruptcy or Receivership.

Not applicable.

Item 4.     Changes in Registrant's Certifying Accountant.

On April 9, 2001, the Registrant's board of directors voted to replace Stan
H. J. Lee & Co. CPAs ("Stan Lee"), its independent public accountant for the year ended December 31, 2000. The dismissal occurred because the Registrant's sole operations consist of the operations of Bilogic, Inc., which it acquired on March 1, 2001, and the board determined that it would be in the best interests to continue the relationship with the auditing firm with which Bilogic, Inc. had a prior relationship. Stan Lee's report for the year ended December 31, 2000 does not contain an adverse opinion or disclaimer of opinion, and was not modified as to uncertainty, audit scope, or accounting principles. The decision to dismiss Stan Lee was approved by the Company's board of directors (the Company does not have a separate audit committee). There were no disagreements with Stan Lee on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the former accountant's satisfaction, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report. The Company has authorized Stan Lee to respond fully to the inquiries of the successor accountant concerning its dismissal. Immediately thereafter the Company engaged Tauber & Balser, PC as its independent public accountant.

Item 5.     Other Events.

On April 10, 2001, the Registrant filed a Certificate of Ownership and Merger with the State of Delaware to effect the merger of Bilogic, Inc., a wholly-owned subsidiary of the Registrant, with and into the Registrant.
As permitted by Section 253(a) of the Delaware General Corporation Law, the merger was effected by resolution of the board of directors of the Registant without a shareholder vote. Furthermore, as permitted by Section 253(b) of the Delaware General Corporation Law, the Registrant amended its Certificate of Incorporation to change its name to Bilogic, Inc., which was the name of its former subsidiary.

Item 6.     Resignations Of Directors And Executive Officers.

Not Applicable.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

     (a) Financial Statements of Businesses Acquired:  None Required.

     (b) Pro Forma Financial Information:  None required.

     (c) Exhibits:

Exhibit No.            Description

    2          Certificate of Ownership and Merger

    16         Letter from Stan H. Lee & Co. CPAs

Item 8.     Change in Fiscal Year.

Not Applicable.

Item 9.     Sales of Equity Securities Pursuant to Regulation S.

Not Applicable.

                                 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                            DISCOVERY CAPITAL FUNDING CORPORATION

Date:  April 17, 2001       /s/ Dr. Satish Shah
                            By: Dr. Satish Shah
                            Its: Chairman of the Board and Chief
                                 Executive Officer